RESTATED

                               UGLY  DUCKLING  CORPORATION
                                LONG-TERM  INCENTIVE  PLAN


     ARTICLE  1        PURPOSE

     1.1. GENERAL. The purpose of the Ugly Duckling Corporation Long-Term Incentive Plan (the "Plan") is to promote the success, and enhance the value, of Ugly Duckling Corporation and its subsidiaries (collectively, the "Company") by linking the personal interests of its employees, consultants and advisors to those of Company shareholders and by providing its employees, consultants and advisors with an incentive for outstanding performance. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of employees, consultants and advisors upon whose judgment, interest, and special effort the successful conduct of the Company's operation is largely dependent. Accordingly, the Plan permits the grant of incentive awards from time to time to selected employees, consultants and advisors of the Company and any Subsidiary.

     ARTICLE  2        EFFECTIVE  DATE

     2.1.    EFFECTIVE  DATE.   The Plan is effective as of June 30, 1995 (the
"Effective  Date).    Within one year after the Effective Date, the Plan shall
be submitted to the shareholders of the Company for their approval. The Plan will be deemed to be approved by the shareholders if it receives the affirmative vote of the holders of a majority of the shares of stock of the Company present, or represented, and entitled to vote at a meeting duly held (or by the written consent of the holders of a majority of the shares of stock of the Company entitled to vote) in accordance with the applicable provisions of the Arizona General Corporation Law and the Company's Bylaws and Articles
of  Incorporation.    Any  Awards  granted under the Plan prior to shareholder
approval are effective when made (unless the Committee specifies otherwise at the time of grant), but no Award may be exercised or settled and no restric-tions relating to any Award may lapse before shareholder approval. If the shareholders fail to approve the Plan, any Award previously made shall be automatically canceled without any further act.

     ARTICLE  3        DEFINITIONS  AND  CONSTRUCTION.

     3.1. DEFINITIONS. When a word or phrase appears in this Plan with the initial letter capitalized, and the word or phrase does not commence a sentence, the word or phrase shall generally be given the meaning ascribed to it in this Section or in Sections 1.1 or 2.1 unless a clearly different meaning is required by the context. The following words and phrases shall have the following meanings:

     (a) "Award" means any Option, Stock Appreciation Right, Restricted Stock Award, Performance Share Award, Dividend Equivalent Award, or Other Stock-Based Award, or any other right or interest relating to Stock or cash, granted to a Participant under the Plan.

     (b) "Award Agreement" means any written agreement, contract, or other instrument or document evidencing an Award.
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     (c)          "Board"  means  the  Board  of Directors of the Company or a
Committee  thereof  formed  under  Section  4,  as  the  case  may  be.

     (d) "Cause" means (except as otherwise provided in on Option Agreement) if the Board, in its reasonable and good faith discretion, determines that the employee, consultant or advisor (i) has developed or pursued interests substantially adverse to the Company, (ii) materially breached any employment, engagement or confidentiality agreement or otherwise failed to satisfactorily discharge his or her duties, (iii) has not devoted all or substantially all of his or her business time, effort and attention to the affairs of the Company (or such lesser amount as has been agreed to in writing by the Company), (iv) is convicted of a felony involving moral turpitude, or (v) has engaged in activities or omissions that are detrimental to the well-being of the Company.

     (e) "Change of Control" means and includes each of the following (except as otherwise provided in an Option Agreement):

(1) there shall be consummated any consolidation or merger of the Company in which the Company is not the continuing or surviving entity, or pursuant to which Stock would be converted into cash, securities or other property, other than a merger of the Company in which the holders of the Company's Stock immediately prior to the merger have the same proportionate ownership of beneficial interest of common stock or other voting securities of the surviving entity immediately after the merger;

(2) there shall be consummated any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of assets or earning power aggregating more than 40% of the assets or earning power of the Company and its subsidiaries (taken as a whole), other than pursuant to a sale-leaseback, structured finance or other form of financing transaction;

(3) the shareholders of the Company shall approve any plan or proposal for liquidation or dissolution of the Company;

(4) any person (as such term is used in Section 13(d) and 14(d)(2) of the Exchange Act), other than any current shareholder of the Company or affiliate thereof or any employee benefit plan of the Company or any subsidiary of the Company or any entity holding shares of capital stock of the Company for or pursuant to the terms of any such employee benefit plan in its role as an agent or trustee for such plan, shall become the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act) of 20% or more of the Company's outstanding Stock; or

(5) during any period of two consecutive years, individuals who at the beginning of such period shall fail to constitute a majority thereof, unless the election, or the nomination for election by the Company's shareholders, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period.

     (f) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

     (g)     "Committee" means the committee of the Board described in Article
4.

     (h) "Disability" shall mean any illness or other physical or mental condition of a Participant which renders the Participant incapable of performing his customary and usual duties for the Company, or any medically determinable illness or other physical or mental condition resulting from a bodily injury, disease or mental disorder which in the judgment of the Committee is permanent and continuous in nature. The Committee may require such medical or other evidence as it deems necessary to judge the nature and permanency of the Participant's condition.

     (i) "Dividend Equivalent" means a right granted to a Participant under Article 11.

     (j) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

     (k) "Fair Market Value" means with respect to Stock or any other property, the fair market value of such Stock or other property as determined by the Board in its discretion, under one of the following methods: (i) the average of the closing bid and asked prices for the Stock as reported on any national securities exchange on which the Stock is then listed (which shall include the Nasdaq National Market) for that date or, if no prices are so reported for that date, such prices on the next preceding date for which closing bid and asked prices were reported; or (ii) the price as determined by such methods or procedures as may be established from time to time by the Board.

     (l) "Incentive Stock Option" means an Option that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

     (m) "Non-Qualified Stock Option" means an Option that is not intended to be an Incentive Stock Option.

     (n) "Option" means a right granted to a Participant under Article 7 of the Plan to purchase Stock at a specified price during specified time periods. An Option may be either an Incentive Stock Option or a Non-Qualified Stock Option.

     (o) "Other Stock-Based Award" means a right, granted to a Participant under Article 12, that relates to or is valued by reference to Stock or other Awards relating to Stock.

     (p) "Participant" means a person who, as an employee of or consultant or advisor to the Company or any Subsidiary, has been granted an Award under the Plan. A "Participant" shall not include any Director of the Company or any Subsidiary who is not also an employee of or consultant to the Company or any Subsidiary.

     (q)      "Performance Share" means a right granted to a Participant under
Article 9, to receive cash, Stock, or other Awards, the payment of which is contingent upon achieving certain performance goals established by the Committee.

     (r) "Plan" means the Ugly Duckling Corporation Long-Term Incentive Plan, as amended from time to time.

     (s) "Restricted Stock Award" means Stock granted to a Participant under Article 10 that is subject to certain restrictions and to risk of forfeiture.


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     (t)          "Stock" means the common stock of the Company and such other securities  of  the  Company  that  may  be  substituted for Stock pursuant to
Article  13.

     (u) "Stock Appreciation Right" or "SAR" means a right granted to a Participant under Article 8 to receive a payment equal to the difference between the Fair Market Value of a share of Stock as of the date of exercise of the SAR over the grant price of the SAR, all as determined pursuant to
Article  8.

     (v) "Subsidiary" means any corporation, domestic or foreign, of which a majority of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company.

     ARTICLE  4        ADMINISTRATION

     4.1. BOARD/COMMITTEE. The Plan shall be administered by the Board of Directors or, to the extent required to comply with Rule 16b-3 promulgated under the Exchange Act, a Committee that is appointed by, and serves at the discretion of, the Board. Any Committee shall consist of at least two individuals who are members of the Board and are "disinterested persons," as such term is defined in Rule 16b-3 promulgated under Section 16 of the Exchange Act or any successor provision, except as may be otherwise permitted under Section 16 of the Exchange Act and the regulations and rules promulgated thereunder. For purposes of this Plan, the "Board" shall mean the Board of
Directors  or  the  Committee,  as  the  case  may  be.

     4.2. ACTION BY THE BOARD. A majority of the Board shall constitute a quorum. The acts of a majority of the members present at any meeting at which a quorum is present and acts approved in writing by a majority of the Board in lieu of a meeting shall be deemed the acts of the Board. Each member of the Board is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Subsidiary, the Company's independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

     4.3. AUTHORITY OF BOARD. The Board has the exclusive power, authority and discretion to:

     (b)          Designate  Participants;

     (c) Determine the type or types of Awards to be granted to each Participant;

     (d) Determine the number of Awards to be granted and the number of shares of Stock to which an Award will relate;

     (e) Determine the terms and conditions of any Award granted under the Plan including but not limited to, the exercise price, grant price, or purchase price, any restrictions or limitations on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, based in each case on such considerations as the Board in its sole discretion determines;

     (f) Determine whether, to what extent, and under what circumstances an Award may be settled in, or the exercise price of an Award may be paid in, cash, Stock, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;

     (g) Prescribe the form of each Award Agreement, which need not be identical for each Participant;

     (h) Decide all other matters that must be determined in connection with an Award;

     (i) Establish, adopt or revise any rules and regulations as it may deem necessary or advisable to administer the Plan; and

     (j) Make all other decisions and determinations that may be required under the Plan or as the Board deems necessary or advisable to administer the Plan.

     4.4. DECISIONS BINDING. The Board's interpretation of the Plan, any Awards granted under the Plan, any Award Agreement and all decisions and determinations by the Board with respect to the Plan are final, binding, and conclusive on all parties.

     ARTICLE  5        SHARES  SUBJECT  TO  THE  PLAN

     5.1. NUMBER OF SHARES. Subject to adjustment provided in Section 15.1, the aggregate number of shares of Stock reserved and available for Awards or which may be used to provide a basis of measurement for or to determine the value of an Award (such as with a Stock Appreciation Right or Performance
Share  Award)  shall  be  1,800,000.

     5.2. LAPSED AWARDS. To the extent that an Award terminates, expires or lapses for any reason, any shares of Stock subject to the Award will again be available for the grant of an Award under the Plan and shares subject to SARs or other Awards settled in cash will be available for the grant of an Award under the Plan, in each case to the full extent available pursuant to the rules and interpretations of the Securities and Exchange Commission under
Section  16  of  the  Exchange  Act,  if  applicable.

     5.3. STOCK DISTRIBUTED. Any Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Stock, treasury Stock or Stock purchased on the open market.

     5.4. LIMITATIONS ON AWARDS TO ANY SINGLE PARTICIPANT. No single Participant may receive Awards covering in the aggregate more than 250,000 shares of Stock during any single calendar year.

     ARTICLE  6        ELIGIBILITY

     6.1. GENERAL. Awards may be granted only to individuals who are employees (including employees who also are directors or officers) of the Company or a Subsidiary or to consultants or advisors thereto, as determined by the Board.

     ARTICLE  7        STOCK  OPTIONS

     7.1. GENERAL. The Board is authorized to grant Options to Participants on the following terms and conditions:


(b) EXERCISE PRICE. The exercise price per share of Stock under an Option shall be determined by the Board.

     (c) TIME AND CONDITIONS OF EXERCISE. The Board shall determine the time or times at which an Option may be exercised in whole or in part, provided that no Option may be exercisable prior to six months following the date of the grant of such Option. The Board also shall determine the performance or other conditions, if any, that must be satisfied before all or part of an Option may be exercised.

     (d) PAYMENT. The Board shall determine the methods by which the exercise price of an Option may be paid, the form of payment, including, without limitation, cash, shares of Stock, or other property (including net issuance or other "cashless exercise" arrangements), and the methods by which shares of Stock shall be delivered or deemed to be delivered to Participants. Without limiting the power and discretion conferred on the Board pursuant to the preceding sentence, the Board may, in the exercise of its discretion, but need not, allow a Participant to pay the Option price by directing the Company to withhold from the shares of Stock that would otherwise be issued upon exercise of the Option that number of shares having a Fair Market Value on the exercise date equal to the Option price, all as determined pursuant to rules and procedures established by the Board.

     (e)    EVIDENCE  OF  GRANT.   All Options shall be evidenced by a written
Award Agreement between the Company and the Participant. The Award Agreement shall include such provisions as may be specified by the Board.

     7.2          INCENTIVE  STOCK  OPTIONS.  The terms of any Incentive Stock
Options granted under the Plan must comply with the following additional rules:

     (b) EXERCISE PRICE. The exercise price per share of Stock shall be set by the Board, provided that the exercise price for any Incentive Stock Option may not be less than the Fair Market Value as of the date of the grant.

     (c)    EXERCISE.    In  no  event,  may  any  Incentive  Stock  Option be
exercisable  for  more  than  ten  years  from  the  date  of  its  grant.

     (d) LAPSE OF OPTION. An Incentive Stock Option shall lapse under the following circumstances:

     (1) The Incentive Stock Option shall lapse ten (10) years after it is granted, unless an earlier time is set in the Award Agreement.

     (2) The Incentive Stock Option shall lapse upon termination of employment for Cause or for any other reason, other than the Participant's death or Disability, unless the Committee determines in its discretion to extend the exercise period for no more than ninety (90) days after the Participant's termination of employment.

     (3)    In  the case of the Participant's termination of employment due to
Disability or death, the Incentive Stock Option shall lapse upon termination of employment, unless the Committee determines in its discretion to extend the exercise period of the Incentive Stock Option for no more than twelve (12) months after the date the Participant terminates employment. Upon the Participant's death, any vested and otherwise exercisable Incentive Stock Options may be exercised by the Participant's legal representative or representatives, by the person or persons entitled to do so under the Participant's last will and testament, or, if the Participant shall fail to make testamentary disposition of such Incentive Stock Option or shall die intestate, by the person or persons entitled to receive said Incentive Stock Option under the applicable laws of descent and distribution.

     (e) INDIVIDUAL DOLLAR LIMITATION. The aggregate Fair Market Value (determined as of the time an Award is made) of all shares of Stock with respect to which Incentive Stock Options are first exercisable by a Participant in any calendar year may not exceed One Hundred Thousand Dollars ($100,000.00).

     (f) TEN PERCENT OWNERS. An Incentive Stock Option shall be granted to any individual who, at the date of grant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of Stock of the Company only if, at the time such Option is granted, the Option price is at least one hundred ten percent (110%) of the Fair Market Value of the Stock and such Option by its terms is not exercisable after the expiration of five
(5)  years  from  the  date  the  Option  is  granted.

     (g) EXPIRATION OF INCENTIVE STOCK OPTIONS. No Award of an Incentive Stock Option may be made pursuant to this Plan after the tenth anniversary of the Effective Date.

     (h) RIGHT TO EXERCISE. During a Participant's lifetime, an Incentive Stock Option may be exercised only by the Participant.

     (i)    EMPLOYEES  ONLY.    Incentive Stock Options may be granted only to
Participants  who  are  employees  of  the  Company  or  any  Subsidiary.

     ARTICLE  8        STOCK  APPRECIATION  RIGHTS

     8.1.    GRANT  OF  SARs.    The  Board  is  authorized  to  grant SARs to
Participants  on  the  following  terms  and  conditions:


     (b) RIGHT TO PAYMENT. Upon the exercise of a Stock Appreciation Right, the Participant to whom it is granted has the right to receive the excess, if any, of:

     (1)  The Fair Market Value of one share of Stock on the date of exercise;
over

     (2) The grant price of the Stock Appreciation Right as determined by the Board, which shall not be less than the Fair Market Value of one share of Stock on the date of grant in the case of any SAR related to any Incentive Stock Option.

     (c) OTHER TERMS. All awards of Stock Appreciation Rights shall be evidenced by an Award Agreement. The terms, methods of exercise, methods of settlement, form of consideration payable in settlement, and any other terms and conditions of any Stock Appreciation Right shall be determined by the Board at the time of the grant of the Award and shall be reflected in the Award Agreement.

     ARTICLE  9        PERFORMANCE  SHARES

     9.1. GRANT OF PERFORMANCE SHARES. The Board is authorized to grant Performance Shares to Participants on such terms and conditions as may be selected by the Board. The Board shall have the complete discretion to determine the number of Performance Shares granted to each Participant. All Awards of Performance Shares shall be evidenced by an Award Agreement.

     9.2.    RIGHT  TO  PAYMENT.    A  grant  of  Performance Shares gives the
Participant rights, valued as determined by the Board, and payable to, or exercisable by, the Participant to whom the Performance Shares are granted, in whole or in part, as the Board shall establish at grant or thereafter. The Board shall set performance goals and other terms or conditions to payment of the Performance Shares in its discretion which, depending on the extent to which they are met, will determine the number and value of Performance Shares that will be paid to the Participant, provided that the time period during which the performance goals must be met shall, in all cases, exceed six months.

     9.3. OTHER TERMS. Performance Shares may be payable in cash, Stock, or other property, and have such other terms and conditions as determined by the Board and reflected in the Award Agreement.

     ARTICLE  10        RESTRICTED  STOCK  AWARDS

     10.1. GRANT OF RESTRICTED STOCK. The Board is authorized to make Awards of Restricted Stock to Participants in such amounts and subject to such terms and conditions as may be selected by the Board. All Awards of Restricted Stock shall be evidenced by a Restricted Stock Award Agreement.

     10.2. ISSUANCE AND RESTRICTIONS. Restricted Stock shall be subject to such restrictions on transferability and other restrictions as the Board may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock). These restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, or otherwise, as the Board determines at the time of the grant of the Award or thereafter.

     10.3. FORFEITURE. Except as otherwise determined by the Board at the time of the grant of the Award or thereafter, upon termination of employment during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited and reacquired by the Company, provided, however, that the Board may provide in any Award Agreement that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of terminations resulting from specified causes, and the Board may in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock.

     10.4. CERTIFICATES FOR RESTRICTED STOCK. Restricted Stock granted under the Plan may be evidenced in such manner as the Board shall determine. If certificates representing shares of Restricted Stock are registered in the name of the Participant, certificates must bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, and the Company shall retain physical possession of the certificate until such time as all applicable restrictions lapse.

     ARTICLE  11        DIVIDEND  EQUIVALENTS

     11.1. GRANT OF DIVIDEND EQUIVALENTS. The Board is authorized to grant Dividend Equivalents to Participants subject to such terms and conditions as may be selected by the Board. Dividend Equivalents shall entitle the Participant to receive payments equal to dividends with respect to all or a portion of the number of shares of Stock subject to an Option Award or SAR Award, as determined by the Board. The Board may provide that Dividend Equivalents be paid or distributed when accrued or be deemed to have been reinvested in additional shares of Stock, or otherwise reinvested.

     ARTICLE  12        OTHER  STOCK-BASED  AWARDS

     12.1. GRANT OF OTHER STOCK-BASED AWARDS. The Board is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that are payable in, valued in whole or in part by reference to, or otherwise based on or related to shares of Stock, as deemed by the Board to be consistent with the purposes of the Plan, including without limitation shares of Stock awarded purely as a "bonus" and not subject to any restrictions or conditions, convertible or exchangeable debt securities, other rights convertible or exchangeable into shares of Stock, and Awards valued by reference to book value of shares of Stock or the value of securities of or the performance of specified Subsidiaries. The Board shall determine the terms and conditions of such Awards.

     ARTICLE  13        PROVISIONS  APPLICABLE  TO  AWARDS

     13.1. STAND-ALONE, TANDEM, AND SUBSTITUTE AWARDS. Awards granted under the Plan may, in the discretion of the Board, be granted either alone or in addition to, in tandem with, or in substitution for, any other Award granted under the Plan. If an Award is granted in substitution for another Award, the Board may require the surrender of such other Award in consideration of the grant of the new Award. Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.

     13.2. EXCHANGE PROVISIONS. The Board may at any time offer to exchange or buy out any previously granted Award for a payment in cash, Stock, or another Award (subject to Section 13.1), based on the terms and conditions the Board determines and communicates to the Participant at the time the offer is made.

     13.3. TERM OF AWARD. The term of each Award shall be for the period as determined by the Board, provided that in no event shall the term of any Incentive Stock Option or a Stock Appreciation Right granted in tandem with the Incentive Stock Option exceed a period of ten years from the date of its grant.

     13.4. FORM OF PAYMENT FOR AWARDS. Subject to the terms of the Plan and any applicable law or Award Agreement, payments or transfers to be made by the Company or a Subsidiary on the grant or exercise of an Award may be made in such forms as the Board determines at or after the time of grant, including without limitation, cash, Stock, other Awards, or other property, or any combination, and may be made in a single payment or transfer, in installments, or on a deferred basis, in each case determined in accordance with rules adopted by, and at the discretion of, the Board. The Board may also authorize payment in the exercise of an Option by net issuance or other cashless exercise methods.

     13.5. LIMITS ON TRANSFER. No right or interest of a Participant in any Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or a Subsidiary, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Company or a Subsidiary. Except as otherwise provided below, no Award shall be assignable or transferable by a Participant other than by will or the laws of descent and distribution or, with the consent of the Board in its sole discretion and except in the case of an Incentive Stock Option, pursuant to a court order that would otherwise satisfy the requirements to be a domestic relations order as defined in Section 414(p)(1)(B) of the Code, if the order satisfies Section 414(p)(1)(A) of the Code notwithstanding that such an order relates to the transfer of a stock option rather than an interest in an employee benefit plan. In the Award Agreement for any Award other than an Award that includes an Incentive Stock Option, the Board may allow a Participant to assign or otherwise transfer all or a portion of the rights represented by the Award to specified individuals or classes of individuals, or to a trust benefiting such individuals or classes of individuals, subject to such restrictions, limitations, or conditions as the Board deems to be appropriate.

     13.6 BENEFICIARIES. Notwithstanding Section 13.5, a Participant may, in the manner determined by the Board, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant's death. A beneficiary, legal guardian, legal representative, or other person claiming any rights under the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent the Plan and Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Board. If the Participant is married and resides in a jurisdiction in which community property laws apply, a designation of a person other than the Participant's spouse as his beneficiary with respect to more than 50 percent of the Participant's interest in the Award shall not be effective without the written consent of the Participant's spouse. If no beneficiary has been designated or survives the Participant, payment shall be made to the person entitled thereto under the Participant's will or the laws of descent and distribution. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed with the Board.

     13.7. STOCK CERTIFICATES. All Stock certificates delivered under the Plan are subject to any stop-transfer orders and other restrictions as the Board deems necessary or advisable to comply with federal or state securities laws, rules and regulations and the rules of any national securities exchange or automated quotation system on which the Stock is listed, quoted, or traded. The Board may place legends on any Stock certificate to reference restrictions applicable to the Stock.

     13.8. TENDER OFFERS. In the event of a public tender for all or any portion of the Stock, or in the event that a proposal to merge, consolidate, or otherwise combine with another company is submitted for shareholder approval, the Board may in its sole discretion declare previously granted Options to be immediately exercisable. To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in
Section 7.2(d), the excess Options shall be deemed to be Non-Qualified Stock Options.

     13.9.    CHANGE  OF  CONTROL.    A  Change  of Control shall, in the sole
discretion  of  the  Board:

     (a) Cause every Award outstanding hereunder to become fully exercisable and all restrictions on outstanding Awards to lapse and allow each Participant the right to exercise Awards prior to the occurrence of the event otherwise terminating the Awards over such period as the Board, in its sole and absolute discretion, shall determine. To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in
Section 7.2(d), the excess Options shall be deemed to be Non-Qualified Stock Options; or

     (b) Cause every Award outstanding hereunder to terminate, provided that the surviving or resulting corporation shall tender an option or options to purchase its shares or exercise such rights on terms and conditions, as to the number of shares, rights or otherwise, which shall substantially preserve the rights and benefits of any Award then outstanding hereunder.

     ARTICLE  14        CHANGES  IN  CAPITAL  STRUCTURE

     14.1. GENERAL. In the event a stock dividend is declared upon the Stock, the shares of Stock then subject to each Award (and the number of shares subject thereto) shall be increased proportionately without any change in the aggregate purchase price therefor. Subject to Section 13.9, in the event the Stock shall be changed into or exchanged for a different number or class of shares of Stock or of shares of another corporation, whether through reorganization, recapitalization, stock split-up or combination of shares, there shall be substituted for each such share of Stock then subject to each Award (and for each share of Stock then subject thereto) the number and class of shares of Stock into which each outstanding share of Stock shall be so exchanged, all without any change in the aggregate purchase price for the shares then subject to each Award.

     ARTICLE  15        AMENDMENT,  MODIFICATION  AND  TERMINATION

     15.1. AMENDMENT, MODIFICATION AND TERMINATION. With the approval of the Board, at any time and from time to time, the Board may terminate, amend or modify the Plan. However, without approval of the shareholders of the Company or other conditions (as may be required by the Code, by the insider trading rules of Section 16 of the Exchange Act, by any national securities exchange or system on which the Stock is listed or reported, or by a regulatory body having jurisdiction), no such termination, amendment, or modification may:


(b) Materially increase the total number of shares of Stock that may be issued under the Plan, except as provided in Section 14.1;

     (c) Materially modify the eligibility requirements for participation in the Plan; or

     (d) Materially increase the benefits accruing to Participants under the Plan.

     15.2. AWARDS PREVIOUSLY GRANTED. No termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant.

     ARTICLE  16        GENERAL  PROVISIONS

     16.1. NO RIGHTS TO AWARDS. No Participant or employee or consultant shall have any claim to be granted any Award under the Plan, and neither the Company nor the Board is obligated to treat Participants and employees or consultants uniformly.

     16.2. NO STOCKHOLDERS RIGHTS. No Award gives the Participant any of the rights of a shareholder of the Company unless and until shares of Stock are in fact issued to such person in connection with such Award.

      16.3. WITHHOLDING. The Company or any Subsidiary shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy United States Federal, state, and local taxes (including the Participant's FICA obligation and any withholding obligation imposed by any country other than the United States in which the Participant resides) required by law to be withheld with respect to any taxable event arising as a result of this Plan. With respect to withholding required upon any taxable event under the Plan, Participants may elect, subject to the Board's approval, to satisfy the withholding requirement, in whole or in part, by having the Company or any Subsidiary withhold shares of Stock having a Fair Market Value on the date of withholding equal to the amount to be withheld for tax purposes in accordance with such procedures as the Board establishes. The Board may, at the time any Award is granted, require that any and all applicable tax withholding requirements be satisfied by the withholding of shares of Stock as set forth above.

     16.4. NO RIGHT TO EMPLOYMENT. Nothing in the Plan or any Award Agreement shall interfere with or limit in any way the right of the Company or any Subsidiary to terminate any Participant's employment at any time, nor confer upon any Participant any right to continue in the employ of the Company or any Subsidiary.

     16.5. UNFUNDED STATUS OF AWARDS. The Plan is intended to be an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give the Participant any rights that are greater than those of a general creditor of the Company or any Subsidiary.

     16.6. INDEMNIFICATION. To the extent allowable under applicable law, each member of the Committee or of the Board shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act under the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her provided he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Articles of Incorporation or By-Laws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

     16.7. RELATIONSHIP TO OTHER BENEFITS. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Subsidiary.

     16.8. EXPENSES. The expenses of administering the Plan shall be borne by the Company and its Subsidiaries.

     16.9. TITLES AND HEADINGS. The titles and headings of the Sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

     16.10. FRACTIONAL SHARES. No fractional shares of stock shall be issued and the Board shall determine, in its discretion, whether cash shall be given in lieu of fractional shares or whether such fractional shares shall be eliminated by rounding up.

     16.11. SECURITIES LAW COMPLIANCE. With respect to any person who is, on the relevant date, obligated to file reports under Section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the Plan or action by the Board fails to so comply, it shall be void to the extent permitted by law and voidable as deemed advisable by the Board, and such provision or action shall be deemed to be modified so as to comply with Rule 16b-3.

     16.12. GOVERNMENT AND OTHER REGULATIONS. The obligation of the Company to make payment of awards in Stock or otherwise shall be subject to all applicable laws, rules, and regulations, and to such approvals by government agencies as may be required. The Company shall be under no obligation to register under the Securities Act of 1933, as amended, any of the shares of Stock paid under the Plan. If the shares paid under the Plan may in certain circumstances be exempt from registration under such act, the Company may restrict the transfer of such shares in such manner as it deems advisable to ensure the availability of any such exemption.

     16.13. GOVERNING LAW. The Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of Arizona.




































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